SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                       EVERGREEN INTERNATIONAL EQUITY FUND


The Prospectus of Evergreen International Equity Fund is hereby supplemented as follows:

Proposed Fund Reorganization

         On June 26, 1998, the Board of Trustees of the Evergreen International Equity Fund ("Equity Fund") approved a proposal to reorganize the Equity Fund into Evergreen International Growth Fund ("Growth Fund"). If shareholders of Equity Fund approve the proposal, all of the assets of the Equity Fund will be transferred to the Growth Fund and shareholders of the Equity Fund will receive shares of the Growth Fund in exchange for their shares. Shareholders of the Equity Fund as of August 31, 1998, are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 16, 1998. If approved, the reorganization will take place on October 23, 1998. Shareholders of Equity Fund will be mailed information detailing the proposal on or about September 10, 1998.

August 20, 1998




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